Risk Management and Fair Values (Details) - Schedule of Capital Requirements - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Schedule of Capital Requirements [Abstract]
Total borrowing
Less: cash and cash equivalents	(407,311)	(520,916)
Net debt	(407,311)	(520,916)
Total equity	15,154,695	12,325,892
Total capital	$ 14,747,384	$ 11,804,976
Gearing ratio	(3.00%)	(1.00%)